Exhibit 10.21

EXECUTION COPY

SECOND AMENDMENT

TO THE ALIPAY FRAMEWORK AGREEMENT

This Second Amendment to the Alipay Framework Agreement, dated as of May 3, 2014 (this “Amendment”), is made and entered into by and among Alibaba Group Holding Limited, a company organized under the laws of the Cayman Islands (“Alibaba”), SoftBank Corp., a Japanese corporation and shareholder of Alibaba (“SoftBank”), Yahoo! Inc., a Delaware corporation and shareholder of Alibaba (“Yahoo”), 支付宝（中国）网络技术有限公司 (Alipay.com Co., Ltd.), a limited liability company organized under the laws of the People’s Republic of China (“OpCo”), APN Ltd., a company organized under the laws of the Cayman Islands (“IPCo”), 浙江阿里巴巴电子商务有限公司 (Zhejiang Alibaba E-Commerce Co., Ltd.), a limited liability company organized under the laws of the People’s Republic of China (“HoldCo”), the Joinder Parties and, solely with respect to the Sections referred to in Section 10.05 of the Framework Agreement (as defined below), Jack Ma Yun (“JMY”) and Joseph Chung Tsai (“JT”). Alibaba, SoftBank, Yahoo, OpCo, IPCo, HoldCo, the Joinder Parties and, with respect to the referenced Sections, JMY and JT are herein referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties have entered into that certain Framework Agreement, dated as of July 29, 2011 (the “Framework Agreement”);

WHEREAS, the Closing and Effective Time under the Framework Agreement occurred on December 14, 2011;

WHEREAS, at the Effective Time, IPCo issued to Alibaba an interest-free note due December 14, 2018 or sooner or later under certain circumstances, in the principal amount of Five Hundred Million Dollars (US$500,000,000) (the “IPCo Promissory Note”), the payment of which was originally contemplated to serve as consideration for the transfer of certain intellectual property held by Alibaba to OpCo or certain Persons designated by OpCo upon the occurrence of a Liquidity Event (as defined therein) pursuant to Section 2.10 of the Original Agreement (as defined below);

WHEREAS, concurrently with the execution of the Framework Agreement, Alibaba and OpCo entered into a commercial agreement, pursuant to which Alibaba and its subsidiaries were granted the right to receive services from OpCo and its subsidiaries on the terms specified therein, effective as of the Effective Time (as amended to date, the “Commercial Agreement”);

WHEREAS, concurrently with the execution of the Framework Agreement, Alibaba entered into an agreement to license to OpCo certain technology and other intellectual property and to perform various software technology services for OpCo, effective as of the Effective Time (the “Intellectual Property License and Software Technology Services Agreement”);

WHEREAS, concurrently with the execution of the Framework Agreement, Alibaba and HoldCo entered into a shared services agreement, pursuant to which Alibaba and HoldCo agreed to provide certain administrative and support services to each other and their respective affiliates, in each case, on the terms set forth therein, effective as of the Effective Time (the “Shared Services Agreement”);

WHEREAS, the Parties amended the Framework Agreement as of November 15, 2012 (the Framework Agreement, as so amended, the “Original Agreement”); and

WHEREAS, the Parties wish to amend the Original Agreement to, among other things, incorporate IPCo’s obligation to pay Five Hundred Million Dollars (US$500,000,000) in consideration of the transfer of certain intellectual property of Alibaba to OpCo or certain persons designated by OpCo in connection with the restructuring of OpCo and the Liquidity Event Payment and, in connection with such amendment, to cancel the IPCo Promissory Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms; Construction. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement. The rules of construction set forth in Section 1.02 of the Original Agreement are hereby incorporated by reference and shall be applied mutatis mutandis.

Section 2. Amendment of the Original Agreement. The Original Agreement is hereby amended in the manner specified herein.

Section 2.1. Amendments to Recitals

The Recitals of the Original Agreement are amended as follows:

(a) By deleting the second WHEREAS clause in its entirety and substituting the following in its stead:

“WHEREAS, this Agreement contemplates certain payments, as specified herein, to be made by HoldCo and/or IPCo to Alibaba or Alibaba’s subsidiaries, which payments serve as consideration in part for the restructuring of the OpCo business resulting in the deconsolidation of OpCo by Alibaba, including the future transfer of certain intellectual property held by Alibaba to OpCo or certain Persons designated by OpCo pursuant to Section 2.10;”

(b) By deleting the third WHEREAS clause in its entirety.

(c) By deleting the words “the IPCo Promissory Note,” from the final WHEREAS clause.

Section 2.2. Amendments to Article I

Section 1.01 of the Original Agreement is amended as follows:

(a) By inserting the following definitions in the appropriate alphabetical order therein:

““Default/Seven Year Payment” means a portion of the Liquidity Event Payment equal to Five Hundred Million Dollars (US$500,000,000).”

““Event of Default” means any of the following:

(a) HoldCo or IPCo shall fail to pay the Default/Seven Year Payment or any amounts under Section 2.09(d)(vi), Section 2.09(g), Section 2.09(h), Section 2.09(j)(ii) or Section 2.09(j)(iii) when due in accordance with the terms of this Agreement;

(b) HoldCo or IPCo shall fail to pay any amount when due in accordance with Section 2.09 or any Impact Payment when due in accordance with Schedule 7.1 of the Commercial Agreement;

(c) (i) OpCo, HoldCo, IPCo, JT or JMY (each, a “Credit Party”) shall commence any case, proceeding or other action, as debtor (A) under any existing or future Law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or a material portion of its assets, or any Credit Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) any Credit Party shall generally not, or shall admit in writing its inability to, pay its debts as they become due;

(d) one or more judgments or decrees shall be entered against IPCo or HoldCo involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of Two Million Dollars (US$2,000,000) or more (in the case of IPCo) or Five Million Dollars (US$5,000,000) or more (in the case of HoldCo), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

(e) IPCo or HoldCo (i) fails to make any payment on Indebtedness of Five Million Dollars (US$5,000,000) or more when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, if the effect of such failure, event or condition is to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (without regard to any subordination terms with respect thereto), and such Indebtedness is not satisfied, or such declaration is not rescinded, within one (1) Business Day following such declaration;

(f) (i) any of the Security Documents, or any other security document hereafter delivered to Alibaba granting a Lien on any property of any Person to secure the liabilities of any Credit Party under any of the foregoing agreements or under Section 2.09(d)(vi), Section 2.09(g), Section 2.09(h), Section 2.09(j)(ii) or Section 2.09(j)(iii) hereof (in each case as the same may be amended from time to time), or any material rights of Alibaba (or its security agent) thereunder or under Section 7.15(l), shall cease, for any reason, to be in full force and effect, provided that, so long as an Event of Default under subsection (c) of this definition has not occurred, the Credit Parties shall have the right to cure a deficiency under this clause (i) within five (5) Business Days of its occurrence, or (ii) any Credit Party or any Affiliate of any Credit Party shall assert that any of the Security Documents or any material rights of Alibaba (or its security agent) thereunder or under Section 2.09(d)(vi), Section 2.09(g), Section 2.09(h), Section 2.09(j)(ii) or Section 2.09(j)(iii) or Section 7.15(l) hereof, has ceased, for any reason, to be in full force and effect, or (iii) any security interest created by any of the Security Documents shall cease to be enforceable or cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest, provided that, so long as an Event of Default under subsection (c) of this definition has not occurred, the Credit Parties shall have the right to cure a deficiency under this clause (iii) within five (5) Business Days of its occurrence;

(g) any Governmental Authority: (i) condemns, nationalizes, seizes, compulsorily acquires or otherwise expropriates all or substantially all of the Assets of any Credit Party (in the case of HoldCo, disregarding the Other Group), or of the business or operations of such Person (in the case of HoldCo, disregarding the Other Group) or of its registered capital, or takes any action that would reasonably be expected to result in the dissolution or disestablishment of such Person, or (ii) assumes custody or control of all or substantially all of the Assets of such Person (in the case of HoldCo, disregarding the Other Group) or of the business or operations of such Person (in the case of HoldCo, disregarding the Other Group), or of its registered capital;

(h) there shall occur any violation of Sections 7.05(a)(ii)(2)(aa), 7.05(a)(ii)(bb), 7.05(a)(iii), 7.05(d) or 7.10; or any violation of the first paragraph of Section 7.05 (related to the application of proceeds of Transfers) that is not cured within thirty (30) days after the knowledge thereof by any Credit Party); or

(i) JMY and JT shall fail to comply with their obligations under Section 7.15(l).”

(b) By deleting the definition of “Final Payment Date” in its entirety and substituting it in its stead with the following:

““Final Payment Date” means the date that the Liquidity Event Payment and Increase Payment have been paid in full.”

(c) By deleting the definition of “IPCo Note Amount” in its entirety.

(d) By inserting the following definition in the appropriate alphabetical order therein:

““Waiver and Consent Agreement” means the Waiver and Consent Agreement, dated as of January 23, 2014, by and among Alibaba, SoftBank, Yahoo, OpCo, IPCo, HoldCo, the Joinder Parties, JMY and JT, and solely for the purposes of Section 3, therein, the Management Members’ Representative (as defined in the New Shareholders Agreement, dated as of September 18, 2012, by and among them and the other Alibaba shareholders party thereto).”

Section 2.3. Amendments to Article II

Article II of the Original Agreement is amended as follows:

(a) By deleting Section 2.09(a) in its entirety and substituting the following in its stead:

“(a) Upon the occurrence of a Liquidity Event, HoldCo shall immediately become obligated, at the times and in the manner provided for herein, to pay to Alibaba an amount (as adjusted herein, the “Liquidity Event Payment”) equal to thirty-seven and one-half percent (37.5%) of the Equity Value of OpCo. For the avoidance of doubt, HoldCo shall not be required to pay the full amount of the Liquidity Event Payment more than once.”

(b) By deleting the words “plus Five Hundred Million Dollars (US$500,000,000)” in Section 2.09(b).

(c) By deleting Section 2.09(c) in its entirety and substituting the following in its stead:

“(c) If, following a Liquidity Event described solely by clause (b) of the definition thereof that represents a Transfer of thirty-seven and one-half percent (37.5%) or more (but less than one hundred percent (100%)) of the Securities of OpCo (a “First Event”), a Subsequent Liquidity Event occurs within three (3) years after the date of the First Event (a “Later Event”), then as soon as reasonably practicable and in any event within ninety (90) days following the consummation of the Later Event, HoldCo shall (and in a Later Event constituting a HoldCo Liquidity Event, the HoldCo Shareholders shall or shall cause HoldCo to, provided that each HoldCo Shareholder other than JMY shall be severally but not jointly liable for the obligations set forth in this parenthetical, pro rata in accordance with the proportion of the amount of HoldCo Securities owned by such HoldCo Shareholder to the amount of all HoldCo Securities held by all HoldCo Shareholders who are obligated under this parenthetical; and provided further that JMY shall be jointly and severally liable for the obligations set forth in this parenthetical) pay to Alibaba an amount (the “Make-Whole Payment”) equal to the excess, if any, of (i) thirty-seven and one-half percent (37.5%) of the Equity Value of OpCo in the Later Event, over (ii) the Liquidity Event Payment from the First Event; provided, that no more than one Later Event shall trigger a Make-Whole Payment. For the avoidance of doubt, in no event shall a Make-Whole Payment be made if the Liquidity Event Payment, had it been calculated with reference to the Later Event rather than the First Event would have been less than the Floor Amount. The foregoing notwithstanding, the Make-Whole Payment shall be reduced as necessary to ensure that the sum of the Liquidity Event Payment plus the Make-Whole Payment does not exceed the Ceiling Amount. For the avoidance of doubt, the Make-Whole Payment shall not be required to be paid more than once.”

(d) By deleting clauses (i), (ii), and (v) of Section 2.09(d) in their entirety and substituting, respectively, the following in their stead, and inserting the following clause (vi) as a new clause under such Section:

“(i) In the event of a Liquidity Event the proceeds of which (net of Transaction Expenses and applicable taxes payable by OpCo or HoldCo) are in excess of or equal to the Liquidity Event Payment amount plus the associated Impact Payment amount, if any, HoldCo will pay the Liquidity Event Payment, the associated Impact Payment, if any, and HoldCo (on behalf of IPCo), in each case to Alibaba as soon as reasonably practicable and in any event within ninety (90) days following the consummation of such Liquidity Event; provided, that any portion of the Liquidity Event Payment arising due to any Contingent Consideration shall be paid by HoldCo to Alibaba as soon as reasonably practicable following the payment of such Contingent Consideration and in any event within ninety (90) days of the payment of such Contingent Consideration.”

“(ii) In the event of a Liquidity Event the proceeds of which (net of Transaction Expenses and applicable taxes payable by OpCo or HoldCo) are less than the Liquidity Event Payment amount plus the associated Impact Payment amount, if any, HoldCo will pay all of the proceeds of the Liquidity Event (net of Transaction Expenses and applicable taxes payable by OpCo or HoldCo) to Alibaba (the “Initial Liquidity Event Payment”) as soon as reasonably practicable and in any event within ninety (90) days following the consummation of such Liquidity Event, with the remainder of the Liquidity Event Payment plus the associated Impact Payment, if any, after giving effect to the Initial Liquidity Event Payment, if any, to be paid in three (3) equal installments due twelve (12), eighteen (18) and twenty-four (24) months after the date of such Liquidity Event; provided, that any portion of the Initial Liquidity Event Payment and the remainder of the Liquidity Event Payment arising in each case due to any Contingent Consideration shall be paid to Alibaba as soon as reasonably practicable following the payment of such Contingent Consideration and in any event within ninety (90) days of the payment of such Contingent Consideration. HoldCo shall apply the Initial Liquidity Event Payment ratably to the satisfaction of the Impact Payment, if any, and the Liquidity Event Payment.”

“(v) Following a Liquidity Event or Later Event interest shall (A) accrue daily at an annual rate equal to the Interest Rate on the aggregate unpaid amount of the Liquidity Event Payment and/or Make-Whole Payment, associated Impact Payment, if any, (B) compound monthly (provided, that the monthly rate will be calculated so that the effective annual rate remains the rate set forth in clause (A)), (C) be paid by HoldCo in arrears on each date on which payment is made, and (D) be computed on the basis of a three hundred sixty (360)-day year comprised of twelve (12) thirty (30)-day months.”

“(vi) Following a failure to pay the Default/Seven Year Payment when due and payable, interest shall (A) accrue daily at an annual rate equal to the Interest Rate on the aggregate unpaid amount of the Default/Seven Year Payment, (B) compound monthly (provided, that the monthly rate will be calculated so that the effective annual rate remains the rate set forth in clause (A)), (C) be paid by Holdco or IPCo, in arrears on the date the Default/Seven Year Payment is made, and (D) be computed on the basis of a three hundred sixty (360)-day year comprised of twelve (12) thirty (30)-day months.”

(e) By deleting the words “net of any amounts due under the IPCo Promissory Note prior to each relevant anniversary” from the third sentence of Section 2.09(f).

(f) By inserting the following paragraph as a new Section 2.09(g):

“(g) If (i) an Event of Default occurs, or (ii) prior to the later of (x) 30 days following receipt of the license for the establishment of Newco (as defined in the Waiver and Consent Agreement) and (y) July 31, 2014, all of the requirements under Section 5(a) through Section 5(e) of the Waiver and Consent Agreement have been satisfied, or (iii) a Liquidity Event has not occurred as of the 7th Anniversary, then on the earliest to occur of (i), (ii) or (iii), the Default/Seven Year Payment shall immediately become due and payable on such date, notwithstanding that a Liquidity Event shall not have occurred. Any Default/Seven Year Payment paid to Alibaba (or Alibaba’s designated Subsidiaries, if applicable) shall be understood to constitute a portion of, and shall be credited against HoldCo’s obligation to make, the Liquidity Event Payment for all purposes hereunder upon the occurrence of a Liquidity Event (including for determining whether the Floor Amount or Ceiling Amount has been reached) and shall reduce the aggregate amount of the Liquidity Event Payment otherwise payable by HoldCo. For the avoidance of doubt, any failure to pay the Default/Seven Year Payment when it becomes due and payable shall be deemed to be a failure to pay the Liquidity Event Payment for all purposes under the Transaction Documents.”

(g) By inserting the following paragraph as a new Section 2.09(h):

“(h) Notwithstanding anything herein to the contrary, each of HoldCo and IPCo shall be jointly and severally liable with the other (as a primary obligor and not merely as a surety) for the Liquidity Event Payment (including, without limitation, the portion thereof constituting the Default/Seven Year Payment if the same becomes due and payable), any interest with respect to the Default/Seven Year Payment under Section 2.09(d)(v) or Section 2.09(d)(vi) and any additional amounts payable under Section 2.09(j)(ii) or Section 2.09(j)(iii); provided, however, that the maximum amount of IPCo’s (but not HoldCo’s) liability with respect thereto shall not exceed the sum of (i) Five Hundred Million Dollars (US$500,000,000) plus (ii) any additional amounts payable with respect to such payments under Section 2.09(j)(ii) and Section 2.09(j)(iii), plus (iii) any interest on the Default/Seven Year Payment pursuant to Section 2.09(d)(v) or Section 2.09(d)(vi). Neither HoldCo nor IPCo shall claim as a defense against the validity, legality or enforceability of its obligation to make the Default/Seven Year Payment, payments of any amounts under Section 2.09(j)(ii) and Section 2.09(j)(iii) or payments of any interest on the Default/Seven Year Payment pursuant to Section 2.09(d)(v) or Section 2.09(d)(vi), the invalidity, illegality or unenforceability of the other party’s obligation to make such payments.”

(h) By renumbering Section 2.09(g) as Section 2.09(i), and inserting the words “(with respect to payments made by HoldCo) or as mutually agreed in writing by IPCo and Alibaba (with respect to payments to be made by IPCo)” after the words “HoldCo and Alibaba” therein.

(i) By renumbering Section 2.09(h) as Section 2.09(j), and deleting such section in its entirety and substituting the following in its stead:

“(j) (i) Other than the Default/Seven Year Payment and any interest on the Default/Seven Year Payment pursuant to Section 2.09(d)(v) or Section 2.09(d)(vi), which shall be subject to Section 2.09(j)(ii) and Section 2.09(j)(iii), with respect to payments made under this Section 2.09 by HoldCo, if the total Taxes required by any Laws to be deducted, withheld, paid, or incurred by any Person, in connection with any payment to be made to Alibaba or any of its Subsidiaries pursuant to this Section 2.09 (“Total Taxes”) exceed the Taxes under PRC Law that would have been imposed if such payment had been paid by HoldCo directly to Alibaba and subject to Tax at the then-applicable withholding, income or similar Tax rate on capital gains with respect to sales of equity in PRC companies by foreign investors, then the payment shall be increased so that Alibaba receives (and is entitled to retain), after deduction, withholding or payment for or on account of such Total Taxes as the case may be (including deduction, withholding or payment applicable to additional sums payable under this sentence), the full amount of the payment that would have been received if such payment had been paid by HoldCo directly to Alibaba and subject to Tax under PRC Law at the then-applicable withholding, income, or similar Tax rate on capital gains with respect to sales of equity in PRC companies by foreign investors.

(ii) With respect to payments made under this Section 2.09 by IPCo, and with respect to payments made under this Section 2.09 by HoldCo of the Default/Seven Year Payment or any interest on the Default/Seven Year Payment pursuant to Section 2.09(d)(v) or Section 2.09(d)(vi):

(1) except as otherwise required by Law, any and all such payments shall be made free and clear of, and without deduction for or on account of, any present or future Taxes; and

(2) if any Taxes other than Excluded Taxes shall be required by any Law to be deducted, withheld, paid, or incurred in connection with any such payments, IPCo or HoldCo, as applicable, shall increase the amount paid so that Alibaba receives (and is entitled to retain), after deduction or withholding for or on account of such Taxes (including deductions or withholdings applicable to additional sums payable under this Section 2.09(j)(ii)), together with applicable interest or penalties, and all costs and expenses, payable or incurred in connection therewith, the full amount of the payment that would have been received if not for such requirements. In addition, if IPCo or HoldCo, as applicable, makes any payment in respect of which it is required by applicable Law to make any deduction or withholding, it shall pay the full amount deducted or withheld to the relevant taxation or other Governmental Authority within the time allowed for such payments under applicable Law and promptly thereafter shall furnish to Alibaba an original or certified copy of a receipt evidencing payment thereof, together with such other information and documents as Alibaba may reasonably request.

For purposes of this Section 2.09(j)(ii) and Section 2.09(j)(iii), “Excluded Taxes” means (A) any Taxes imposed on or measured by net income (or franchise taxes imposed on it in lieu of net income taxes), (x) which Taxes are assessed or levied by a Governmental Authority of the jurisdiction under the Laws of which Alibaba (or its successor, as the case may be) is organized or in which its principal executive offices may be located or (y) with respect to any payments received by Alibaba under this Section 2.09, which Taxes are assessed or levied by a Governmental Authority of any jurisdiction as a result of Alibaba (or its successor, as the case may be) engaging in a trade or business in (or being resident in) such jurisdiction for Tax purposes (other than such Tax arising solely from Alibaba having executed, delivered or performed its obligations or received a payment under, or enforced, any Security Document), and (B) any Taxes imposed on IPCo by the PRC to the extent that such payment is treated as consideration for the sale by Alibaba or its subsidiaries of Transferred Equity Interests or Retained Equity Interests, and (C) any Tax imposed on any successor of Alibaba by requirements of Law in effect at the time rights under this Agreement were assigned to such successor.

(iii) With respect to payments made under this Section 2.09 by IPCo, and with respect to payments made under this Section 2.09 by HoldCo of the Default/Seven Year Payment or any interest on the Default/Seven Year Payment pursuant to Section 2.09(d)(v) or Section 2.09(d)(vi), if Alibaba is required by Law to make any payment on account of Taxes (other than Excluded Taxes), or any liability in respect of any Tax (other than Excluded Taxes) is imposed, levied or assessed against Alibaba, IPCo and HoldCo shall indemnify and hold harmless Alibaba for and against such payment or liability, together with any incremental or additional taxes, interest or penalties, and all costs and expenses, payable or incurred in connection therewith, including Taxes imposed on amounts payable under this Section 2.09, whether or not such payment or liability was correctly or legally asserted. A certificate of Alibaba as to the amount of any such payment shall, in the absence of manifest error, be conclusive and binding for all purposes.”

Section 2.4. Amendments to Article VII

Article VII of the Original Agreement is amended as follows:

(a) By deleting the first sentence of Section 7.03(d) in its entirety and substituting it in its stead with the following:

“HoldCo may have operations necessary or incidental to the management of HoldCo’s ownership of the Other Group, which operations will be limited to (i) a staff of up to fifty (50) employees and (ii) total Liabilities, other than Liabilities or obligations incurred pursuant to this Agreement, not to exceed Twenty-Five Million Dollars (US$25,000,000), which Liabilities may be incurred in transactions with or in respect of the Other Group (such operations and Liabilities, the “HoldCo Permitted Operations”); provided, however, that HoldCo may incur Indebtedness (only in an approved Related Party Transaction or to an Unrelated Third Party or to Unrelated Third Parties, pursuant to one or more bona fide arms-length negotiated agreements) where all of the proceeds from such Indebtedness (net of Transaction Expenses) are simultaneously paid or contributed to OpCo, or used to pay the Increase Payment, the Liquidity Event Payment, the Make-Whole Payment or the Impact Payment without regard to the Twenty-Five Million Dollars (US$25,000,000) limit set forth above, and any such Indebtedness shall not be counted against such limit.”

(b) By deleting clauses (i) and (iv) of Section 7.04(b) in their entirety and substituting them in their stead, respectively, with the following:

“(i) create, issue, incur, assume, become liable in respect of or suffer to exist any Liabilities except Liabilities pursuant to the Transaction Documents or Liabilities owed to an Affiliate and incurred by IPCo for the sole purpose of prepayment of the amounts payable by IPCo hereunder,”

“(iv) declare or make or resolve to declare or make any Distributions, either directly or indirectly, other than payments to Alibaba under this Agreement”

(c) By deleting the words “(as defined in the Legal Mortgage of IPCo Shares)” in Section 7.04.

(d) By deleting the first paragraph of Section 7.05(a) in its entirety and substituting it in its stead with the following:

“(a) JMY or SX shall be permitted to Transfer HoldCo shares (x) to members of the Management Group set forth on Schedule 1.01 (the “Management Group Schedule”) which Transfers may be made to and through a Person (other than an individual) established for the benefit of employees of HoldCo and its Subsidiaries and senior management of Alibaba and (y) to those Persons that have a right to require that HoldCo shares be transferred to them pursuant to a Contract in existence on the date of this Agreement, on terms set forth in Section 7.05 of the Disclosure Letter; provided, that any consideration received by JMY or a JMY Related Party (other than OpCo or any of its Subsidiaries) in any such Transfers (other than consideration in the form of an assumption of, or obligation to indemnify JMY for, all or a portion of the obligation to pay amounts due in satisfaction of the Liquidity Event Payment under Section 2.09(g) herein, or consideration consisting solely of a release of JMY and/or SX from their existing obligations to the Persons described in subclause (y)) shall be applied promptly following such Transfer as a prepayment of the Liquidity Event Payment to Alibaba (and, upon any such prepayment, the maximum liability of IPCo set forth in Section 2.09(h) shall be reduced on a Dollar for Dollar basis with the amount of such prepayment); provided, no Transfers to members of the Management Group shall be made for consideration if Four Hundred Seventy-Five Million Dollars (US$475,000,000) or more of the Liquidity Event Payment has been prepaid pursuant to this paragraph. Any Transfer or issuance of HoldCo Securities to be agreed or effected prior to the Final Payment Date and not included on the Management Group Schedule will be subject to Alibaba’s consent, except as set forth below:”

(e) By deleting the words “the IPCo Note Amount,” in Section 7.05(a)(i)(1)(A).

(f) By deleting the words “repay (or to provide HoldCo with funds to repay) the IPCo Note Amount,” in Section 7.05(a)(ii).

(g) By deleting the words “the IPCo Note Amount,” in Section 7.05(b).

(h) By deleting Section 7.15(c) in its entirety and substituting the following in its stead:

“(c) Notices. Until occurrence of the Final Payment Date, each of HoldCo and IPCo shall promptly give notice to Yahoo and SoftBank of the occurrence of any Event of Default.”

(i) By deleting the words “IPCo Note Amount” in their entirety from Section 7.15(e).

(j) By deleting Section 7.15(g) in its entirety and substituting it in its stead with the following:

“(g) Negative Pledge. Until the occurrence of the Final Payment Date, IPCo shall not enter into or suffer to exist or become effective any Contract that prohibits or limits the ability of it to create, incur, assume or suffer to exist any Lien upon any of its Assets, whether now owned or hereafter acquired, to secure the Secured Obligations (as defined in the Legal Mortgage of Alibaba Shares).”

(k) By deleting the words “IPCo Note Amount,” in Section 7.15(h).

(l) By deleting the words “until the payment in full of the IPCo Promissory Note” in Section 7.15(i).

(m) By deleting the first paragraph of Section 7.15(l) in its entirety and substituting it in its stead with the following:

“(l) Shortfall. JMY and JT covenant and agree that, upon the occurrence of a Liquidity Event, or if HoldCo is obligated under this Agreement to make an Impact Payment or Make-Whole Payment, if (x) the aggregate amount (i) that will be paid in cash by the end of the ninety (90)-day period referenced in Section 2.09(d) to Alibaba in respect of any or all of the Liquidity Event Payment, Increase Payment, if any, Impact Payment, if any and the Make-Whole Payment, if any plus (ii) the Fair Market Value of the Alibaba Share Collateral is less than (y) the aggregate amount of the Liquidity Event Payment, Increase Payment, if any, Impact Payment, if any, and Make-Whole Payment, if any (the difference between (x) and (y) being the “Shortfall Amount”), JMY and JT shall, and in connection with any Substitution (as defined below) JMY and JT shall:”

Section 2.5. Amendments to Article IX

Article IX of the Original Agreement is amended as follows:

(a) By deleting the words “(as determined in the IPCo Promissory Note)” in Section 9.02(b).

Section 2.6. Amendment to Article X

Article X of the Original Agreement is amended as follows:

(a) By deleting Section 10.13(b) in its entirety and substituting the following in its stead:

“(b) No Party shall, or shall permit any of its Related Parties or Representatives to, directly or indirectly assert that any provision of any Transaction Document is invalid, illegal or unenforceable. Without limiting the Parties’ remedies for breach of the immediately preceding sentence and notwithstanding anything to the contrary herein, if (i) HoldCo, OpCo, IPCo, JMY, JT, any HoldCo Shareholder or any Related Party or Representative of any of the foregoing asserts in any dispute, controversy or claim arising out of, relating to, or in connection with any Transaction Document, that any provision of any Transaction Document is invalid, illegal or unenforceable and (ii) the ICC or any other arbitral body of competent jurisdiction or any Governmental Authority of competent jurisdiction holds any of the following obligations to be invalid, illegal or unenforceable: (x) the obligations to make the Liquidity Event Payment (including, without limitation, the portion thereof constituting the Default/Seven Year Payment), the Make-Whole Payment, the Increase Payment or the Impact Payment or (y) to provide the services specified for the fees specified under the Commercial Agreement, then all of the Transaction Documents shall, unless such consequences are waived by the Independent Directors, be deemed null and void in all jurisdictions as if they had not occurred.”

Section 2.7. Amendment to Exhibits

(a) Exhibit A of the Original Agreement is amended by deleting such Exhibit in its entirety.

Section 3. Commercial Agreement Amendment. The Commercial Agreement is amended by deleting the words “IPCo Promissory Note” in the definition of “Transaction Documents” therein.

Section 4. TIPLA Amendment. The Intellectual Property and Software Technology License Agreement is amended as follows:

(a) By deleting the words “IPCo Promissory Note” in the definition of “Transaction Documents” therein.

(b) By deleting the words “IPCo Note Amount” in Section 13.5 therein and substituting it in its stead with “Default/Seven Year Payment”.

Section 5. Shared Services Agreement Amendment. The Shared Services Agreement is amended by deleting the words “IPCo Promissory Note” in the definition of “Transaction Documents” therein.

Section 6. Cancellation of IPCo Promissory Note. Effective as of the date hereof, IPCo shall be released from all liabilities and obligations whatsoever under the IPCo Promissory Note. As promptly as practicable following the effectiveness of this Amendment, Alibaba and each other Party, as applicable, shall deliver or cause to be delivered to IPCo the original IPCo Promissory Note for cancellation, including without limitation by delivering such notices and instructions and executing such releases and terminations as may be required by that certain Custody Agreement, dated December 14, 2011, by and between Alibaba and Wilmington Trust (Cayman), Ltd.

Section 7. Representations and Warranties.

(a) Representations and Warranties of HoldCo, OpCo and IPCo. Each of HoldCo, OpCo and IPCo jointly and severally represents and warrants to Alibaba, Yahoo and SoftBank as of the date hereof that:

(1) There has been no Event of Default (as defined in the IPCo Promissory Note) under the IPCo Promissory Note;

(2) The Liens created under the Security Documents, and the perfection thereof, are valid security interests and will not be impaired by cancellation of the IPCo Promissory Note and the amendments to the Original Agreement and the other Transaction Documents set forth herein, and such Liens continue unimpaired with the same priority to secure payment of all applicable obligations under the Original Agreement (as amended hereby) and the other Transaction Documents, whether heretofore or hereafter incurred.

(3) Each of HoldCo, OpCo and IPCo has all requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Original Agreement (as amended hereby). The execution and delivery by each of HoldCo, OpCo and IPCo of this Amendment, and the performance by each of them of their respective obligations hereunder and under the Original Agreement (as amended hereby), have been duly authorized by all requisite corporate action on the part of HoldCo, OpCo and IPCo, respectively. HoldCo, OpCo and IPCo have duly executed this Amendment.

(4) Each of this Amendment, when executed and delivered by HoldCo, OpCo and IPCo, assuming due execution and delivery hereof by each of the other parties hereto, and the Original Agreement (as amended hereby) constitutes valid and binding obligations of HoldCo, OpCo and IPCo enforceable against each of them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or reorganization.

(5) The execution and delivery of this Amendment and the performance by each of HoldCo, OpCo and IPCo of its respective obligations hereunder and under the Original Agreement (as amended hereby) will not violate or conflict with, or constitute a default or breach (either alone or with the giving of notice and/or the passage of time) under or accelerate or permit the acceleration of the performance required by, or result in or require the creation or imposition of any Lien under, any of the terms or provisions of (i) the Business License and the Articles of Association of HoldCo, OpCo or IPCo or their other organizational or charter documents, (ii) any Contract to which HoldCo, OpCo, IPCo or any of their respective Affiliates is a party or any of their respective properties or other Assets is subject; or (iii) any approval, license, permit, Laws or judgment, order or decree of a Governmental Authority applicable to HoldCo, OpCo, or IPCo or any of their respective properties or Assets; except, in the case of clauses (ii) or (iii), for any such default, breach, acceleration or imposition as would not materially impair the ability of HoldCo, OpCo, or IPCo to perform its obligations under or created by this Amendment or under the Original Agreement (as amended hereby). No material filing or registration with or approval, consent or authorization of, or notice to any Governmental Authority or third party is required for HoldCo, OpCo, or IPCo to enter into and to perform its obligations under or created by this Amendment or under the Original Agreement (as amended hereby).

(b) Representations and Warranties of Alibaba. Alibaba represents and warrants to each of the other Parties as of the date hereof that:

(1) The execution and delivery of this Amendment and the performance by Alibaba of its obligations hereunder and under the Original Agreement (as amended hereby) will not violate or conflict with, require any consent or waiver under, or constitute a default or breach (either alone or with the giving of notice and/or the passage of time) under or accelerate or permit the acceleration of the performance required by, or result in or require the creation or imposition of any Lien under, any of the terms or provisions of: (i) the Articles of Association of Alibaba or its other organizational or charter documents, (ii) any Contract to which Alibaba is a party or any of its properties or other Assets is subject, including the Agreement dated April 30, 2013, by and among Alibaba, the guarantors party thereto, Citicorp International Limited, as Agent and Security Agent and the other financial institutions party thereto or any other financing arrangement to which Alibaba is a party; or (iii) any approval, license, permit, Laws or judgment, order or decree of a Governmental Authority applicable to Alibaba or any of its properties or Assets; except, in the case of clauses (ii) or (iii), for any such default, breach, acceleration or imposition as would not materially impair the ability of Alibaba to perform its obligations under this Amendment or under the Original Agreement (as amended hereby).

(2) Alibaba has all requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Original Agreement (as amended hereby). The execution and delivery by Alibaba of this Amendment, and the performance by Alibaba of its obligations hereunder and under the Original Agreement (as amended hereby), have been duly authorized by all requisite corporate action on the part of Alibaba.

(3) Each of this Amendment, when executed and delivered by Alibaba, assuming due execution and delivery hereof by each of the other parties hereto and thereto, and the Original Agreement (as amended hereby) constitutes valid and binding obligations of Alibaba enforceable against Alibaba in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or reorganization.

(c) Representations and Warranties of Yahoo and SoftBank. Each of Yahoo and SoftBank represents and warrants, severally on behalf of and with respect to itself only and not jointly, to each of the other Parties as of the date hereof that:

(1) Each of Yahoo and SoftBank has all requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Original Agreement (as amended hereby). The execution and delivery by each of Yahoo and SoftBank, and the performance by each of them of their respective obligations hereunder and under the Original Agreement (as amended hereby), have been duly authorized by all requisite corporate action on the part of Yahoo and SoftBank, respectively.

(2) Each of this Amendment, when executed and delivered by each of Yahoo and SoftBank assuming due execution and delivery hereof by each of the other parties hereto, and the Original Agreement (as amended hereby) constitutes valid and binding obligations of Yahoo and SoftBank enforceable against each of Yahoo and SoftBank in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or reorganization.

(3) The execution and delivery of this Amendment and the performance by each of Yahoo and SoftBank of its respective obligations hereunder and under the Original Agreement (as amended hereby) will not violate or conflict with, or constitute a default or breach (either alone or with the giving of notice and/or the passage of time) under or accelerate or permit the acceleration of the performance required by, any of the terms or provisions of (i) the organizational or charter documents of each of Yahoo and SoftBank, (ii) any material Contract to which Yahoo and SoftBank or any of their respective Affiliates is a party or any of their respective properties or other Assets is subject or (iii) any approval, license, permit, Laws or judgment, order or decree of a Governmental Authority applicable to Yahoo and SoftBank or any of their respective properties or Assets; or except, in the case of clauses (ii) and (iii), for any such default, breach, acceleration or imposition as would not materially impair the ability of Yahoo or SoftBank to perform its obligations under this Amendment or under the Original Agreement (as amended hereby). No material filing or registration with or approval, consent or authorization of, or notice to any Governmental Authority or third party is required for Yahoo or SoftBank to enter into and to perform its obligations under this Amendment or under the Original Agreement (as amended hereby).

(d) Representations and Warranties of JMY and JT. Each of JMY and JT jointly and severally represents and warrants to each of Yahoo, SoftBank and Alibaba as of the date hereof that:

(1) Each of this Amendment, when executed and delivered by each of JMY and JT, assuming due execution and delivery hereof by each of the other parties hereto, and the Original Agreement (as amended hereby) constitutes valid and binding obligations of JMY and JT enforceable against each of JMY and JT in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or reorganization.

(2) The execution and delivery of this Amendment and the performance by each of JMY and JT of his respective obligations hereunder and under the Original Agreement (as amended hereby) will not violate or conflict with, or constitute a default or breach (either alone or with the giving of notice and/or the passage of time) under or accelerate or permit the acceleration of the performance required by, or result in or require the creation or imposition of any Lien under, any of the terms or provisions of (i) any Contract to which JMY or JT is a party or any of their respective properties or other assets is subject; or (ii) any approval, license, permit, Laws or judgment, order or decree of a Governmental Authority applicable to JMY or JT or any of their respective properties or assets; except, in the case of clauses (i) or (ii), for any such default, breach, acceleration or imposition as would not materially impair the ability of JMY or JT to perform his obligations under this Amendment or under the Original Agreement (as amended hereby). No material filing or registration with or approval, consent or authorization of, or notice to any Governmental Authority or third party is required for JMY or JT to enter into and to perform his respective obligations under this Amendment.

Section 8. Further Assurances. If the Parties, cooperating in good faith, hereafter determine that further amendments to the Original Agreement or any of the Transaction Documents are reasonably necessary to effectuate the intent of the Original Agreement, as amended by this Amendment, and/or the cancellation of the IPCo Promissory Note, including to continue the perfection of and protect the security interest granted, purported or intended to be granted in favor of Alibaba (directly or indirectly through their collateral agent) pursuant to the Security Documents or to enable Alibaba (or its collateral agent) to exercise and enforce its rights and remedies thereunder with respect to any Collateral, the Parties shall enter into such additional amendments or take such further action and execute and deliver any additional agreements, certificates, or notices, as may be reasonably necessary to effect such additional amendments. Without limitation of the generality of the foregoing, the Parties agree to use commercially reasonable efforts to, as soon as reasonably practicable and in any event no later than 30 days following the date hereof: (i) cause the Articles of Association of IPCo to be amended by attaching thereto this Amendment and the Original Agreement as exhibits and, no later than fifteen (15) days from the date of such amendment, cause the amended Articles of Association of IPCo, together with its exhibits, to be filed with the Cayman Registrar and (ii) amend the Collateral Agency Agreement, between Alibaba and Wilmington Trust (Cayman), Ltd., as collateral agent, dated October 21, 2011, to delete all cross-references to the IPCo Promissory Note.

Section 9. Governing Law. This Amendment is made under, and shall be construed and enforced in accordance with, the laws of New York applicable to agreements made and to be performed solely therein.

Section 10. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

Section 11. Entire Agreement. This Amendment, the Original Agreement (as hereby amended) (including all Schedules and Exhibits), the Disclosure Letter and the other Transaction Documents contain the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters; provided, that for the avoidance of doubt, the Original Agreement (as hereby amended) (including all Schedules and Exhibits), the Disclosure Letter and the other Transaction Documents do not amend or act as a waiver of any of the rights of the agreements set forth under Section 10.04 of the Original Agreement.

Section 12. Survival. The representations and warranties in this Amendment shall survive for a period of three years after the date hereof, provided that no Party shall have any Liability to any other Person for monetary damages in connection with any such representation or warranty (including breach or inaccuracy thereof) unless such breach or inaccuracy is a material breach or inaccuracy. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Amendment shall survive for a period of three years after the date hereof except with respect to any claim initiated prior to the expiration of such period.

Section 13. No Further Amendment. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Party under the Original Agreement or any other Transaction Document or of any other term or condition of the Original Agreement or any other Transaction Document, nor shall the entering into of this Amendment preclude any Party from refusing to enter into any further waivers or amendments with respect thereto (subject to paragraph 9 above). This Amendment is not intended by any of the Parties to be interpreted as a course of dealing which would in any way impair the rights or remedies of any Party except as expressly stated herein.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Yahoo! Inc.		APN Ltd.

By:		By:
Name:		Name:	Jack Ma Yun
Title:		Title:	Director

SoftBank Corp.		Joinder Party

By:		By:
Name:	Masayoshi Son	Name:	Xie Shihuang
Title:	Chairman & CEO

Alibaba Group Holding Limited

By:
Name:
Title:

[Signature Page to Framework Agreement Amendment No. 2]

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

浙江阿里巴巴电子商务有限公司		支付宝（中国）网络技术有限公司
(Zhejiang Alibaba E-Commerce Co., Ltd.)		(Alipay.com Co., Ltd.)

By:		By:
Name:	Peng Lei	Name:	Jack Ma Yun
Title:	Legal Representative	Title:	Legal Representative

Yahoo! Inc.		APN Ltd.

By:	/s/ Marissa A. Mayer	By:
Name:		Name:	Jack Ma Yun
Title:		Title:	Director

SoftBank Corp.		Joinder Party

By:		By:
Name:	Masayoshi Son	Name:	Xie Shihuang
Title:	Chairman & CEO

Alibaba Group Holding Limited

By:
Name:
Title:

[Signature Page to Framework Agreement Amendment No. 2]

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

浙江阿里巴巴电子商务有限公司		支付宝（中国）网络技术有限公司
(Zhejiang Alibaba E-Commerce Co., Ltd.)		(Alipay.com Co., Ltd.)

By:		By:
Name:	Peng Lei	Name:	Jack Ma Yun
Title:	Legal Representative	Title:	Legal Representative

Yahoo! Inc.		APN Ltd.

By:		By:	/s/ Jack Ma Yun
Name:		Name:	Jack Ma Yun
Title:		Title:	Director

SoftBank Corp.		Joinder Party

By:		By:
Name:	Masayoshi Son	Name:	Xie Shihuang
Title:	Chairman & CEO

Alibaba Group Holding Limited

By:	/s/ Jack Ma Yun
Name:	Jack Ma Yun
Title:	Director

[Signature Page to Framework Agreement Amendment No. 2]

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

浙江阿里巴巴电子商务有限公司		支付宝（中国）网络技术有限公司
(Zhejiang Alibaba E-Commerce Co., Ltd.)		(Alipay.com Co., Ltd.)

By:		By:
Name:	Peng Lei	Name:	Jack Ma Yun
Title:	Legal Representative	Title:	Legal Representative

Yahoo! Inc.		APN Ltd.

By:		By:
Name:		Name:	Jack Ma Yun
Title:		Title:	Director

SoftBank Corp.		Joinder Party

By:	/s/ Masayoshi Son	By:
Name:	Masayoshi Son	Name:	Xie Shihuang
Title:	Chairman & CEO

Alibaba Group Holding Limited

By:
Name:
Title:

[Signature Page to Framework Agreement Amendment No. 2]

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

浙江阿里巴巴电子商务有限公司		支付宝（中国）网络技术有限公司
(Zhejiang Alibaba E-Commerce Co., Ltd.)		(Alipay.com Co., Ltd.)

By:		By:
Name:	Peng Lei	Name:	Jack Ma Yun
Title:	Legal Representative	Title:	Legal Representative

Yahoo! Inc.		APN Ltd.

By:		By:
Name:		Name:	Jack Ma Yun
Title:		Title:	Director

SoftBank Corp.		Joinder Party

By:		By:	/s/ Xie Shihuang
Name:	Masayoshi Son	Name:	Xie Shihuang
Title:	Chairman & CEO

Alibaba Group Holding Limited

By:
Name:
Title:

[Signature Page to Framework Agreement Amendment No. 2]

By:	/s/ Masayoshi Son
Name:	Masayoshi Son
In his capacity as Independent Director of Alibaba

By:
Name:	Jacqueline D. Reses
In her capacity as Independent Director of Alibaba

Jack Ma Yun

Joseph Chung Tsai

[Signature Page to Framework Agreement Amendment No. 2]

By:
Name:	Masayoshi Son
In his capacity as Independent Director of Alibaba

By:	/s/ Jacqueline D. Reses
Name:	Jacqueline D. Reses
In her capacity as Independent Director of Alibaba

Jack Ma Yun

Joseph Chung Tsai

[Signature Page to Framework Agreement Amendment No. 2]

By:
Name:	Masayoshi Son
In his capacity as Independent Director of Alibaba

By:
Name:	Jacqueline D. Reses
In her capacity as Independent Director of Alibaba

/s/ Jack Ma Yun
Jack Ma Yun

Joseph Chung Tsai

[Signature Page to Framework Agreement Amendment No. 2]

By:
Name:	Masayoshi Son
In his capacity as Independent Director of Alibaba

By:
Name:	Jacqueline D. Reses
In her capacity as Independent Director of Alibaba

Jack Ma Yun

/s/ Joseph Chung Tsai
Joseph Chung Tsai

[Signature Page to Framework Agreement Amendment No. 2]